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                                                                EXHIBIT 10(b)(3)

SCHEDULE OF EMPLOYMENT AGREEMENTS      FORM OF AGREEMENT

James C. Kempner                              A
D.  W. Ehrenkranz                             B
Mark Q. Huggins                               B
Peter C. Carrothers                           A
William F. Schwer                             A
W. J. Smith                                   B
Ben A. Oxnard, Jr.                            B